Exhibit 99.1

Watermark Lodging Trust to be Acquired by Brookfield Real Estate Funds

$3.8 Billion All-Cash Transaction Provides Liquidity for Watermark Lodging Trust Stockholders

Chicago, May 6, 2022 – Watermark Lodging Trust, Inc. (“Watermark,” “WLT” or the “Company”) announced today that it has entered into a definitive agreement with private real estate funds managed by Brookfield ("Brookfield"), under which Brookfield will acquire all of the outstanding shares of common stock of Watermark for $6.768 per Class A share and $6.699 per Class T share in an all-cash transaction valued at $3.8 billion, including the assumption of debt and preferred equity. The purchase price represents a premium of over 7.5% from the most recently published Net Asset Values per share as of December 31, 2021, of $6.29 per Class A share and $6.22 per Class T share.

The Watermark portfolio, built over a decade of investing and intensive asset management, is comprised of high-quality lodging assets consisting of 25 properties totaling over 8,100 rooms. These luxury and upper upscale assets are located in drive-to leisure destinations and gateway urban cities across 14 states with a high concentration in the Sun Belt region.

“We are very pleased to reach this agreement with Brookfield, as it achieves our longer-term objective of a liquidity event, while providing our stockholders with an immediate and certain cash value,” said Michael Medzigian, Chairman and CEO of Watermark. “The transaction’s premium to our most recently published Net Asset Values per share represents the strong execution of our entire team who have demonstrated the ability to find innovative solutions to address the challenges brought on by the COVID-19 pandemic. I would like to thank the members of our Watermark team, across all functions, for their dedication and hard work over the past several years.”

“Hotels and resorts of this scale and quality are difficult to replicate,” said Lowell Baron, Managing Partner and Chief Investment Officer in Brookfield’s Real Estate Group. “This portfolio is well positioned given its concentration in high barrier to entry coastal destinations, gateway cities and the sunbelt.”

Completion of the transaction is subject to certain closing conditions, including the approval of Watermark’s stockholders. The proposed transaction has been unanimously approved by the Watermark Board of Directors and is expected to close in the fourth quarter of 2022.

Advisors

Morgan Stanley & Co. LLC is serving as exclusive financial advisor to the Company, Hodges Ward Elliott is serving as real estate advisor to the Company and Clifford Chance US LLP and Paul Hastings LLP are acting as legal counsel. Fried Frank Harris Shriver & Jacobson LLP is acting as legal counsel to Brookfield, and Citigroup, Bank of America, JP Morgan, and Wells Fargo are acting as financial advisors and providing financing for the transaction.

Watermark Lodging Trust

Watermark Lodging Trust, Inc. is a publicly registered, self-managed, non-traded real estate investment trust (REIT) that invests in, manages and seeks to enhance the value of interests in lodging and lodging-related properties. Over the past decade, Watermark and its predecessor companies (Carey Watermark Investors Inc., Carey Watermark Investors 2 Inc. and Watermark Capital Partners, LLC) have been among the largest and most active investors in the lodging industry creating a portfolio of high-quality assets in high barrier to entry and growth markets. www.watermarklodging.com

Brookfield Asset Management

Brookfield is a leading global alternative asset manager with approximately $700 billion of assets under management across real estate, infrastructure, renewable power and transition, private equity, and credit. Brookfield owns and operates long-life assets and businesses, many of which form the backbone of the global economy. Utilizing its global reach, access to large-scale capital and operational expertise, Brookfield offers a range of alternative investment products to investors around the world—including public and private pension plans, endowments and foundations, sovereign wealth funds, financial institutions, insurance companies and private wealth investors. Brookfield is listed on the New York and Toronto stock exchanges under the symbol BAM and BAM.A respectively. www.brookfield.com

Additional Information and Where to Find It

This communication relates to the proposed merger transaction involving the Company. In connection with the proposed merger, the Company will file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or for any other document that the Company may file with the SEC and send to the Company’s stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed by the Company with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by the Company with the SEC will be available free of charge on the Company’s website at www.watermarklodging.com or by contacting the Company’s Investor Relations Department at (855) WLT REIT (958-7348).

Participants in the Solicitation

The Company and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed transaction under the rules of the SEC. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K/A for the year ended December 31, 2021, which was filed with the SEC on April 27, 2022 and subsequent documents filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in the Proxy Statement and other relevant materials to be filed with the SEC when they become available. Investors should read the Proxy Statement carefully when it becomes available before making any voting or investment decisions.

Forward-Looking Statements

The forward-looking statements contained in this communication, including statements regarding the proposed merger transaction and the timing and benefits of such transaction, are subject to various risks and uncertainties. Although the Company believes the expectations reflected in any forward-looking statements contained herein are based on reasonable assumptions, there can be no assurance that such expectations will be achieved. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or other similar expressions. Such statements involve known and unknown risks, uncertainties and other factors that may cause the actual results of the Company to differ materially from future results, performance or achievements projected or contemplated in the forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) risks associated with the Company’s ability to obtain the stockholder approval required to consummate the merger and the timing of the closing of the merger, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the merger will not occur, (ii) the outcome of any legal proceedings that may be instituted against the parties and others related to the merger agreement, (iii) unanticipated difficulties or expenditures relating to the transaction, the response of business partners and competitors to the announcement of the transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the transaction, (iv) the possible failure of the Company to maintain its qualification as a REIT, and (v) those additional risks and factors discussed in reports filed with the SEC by the Company from time to time, including those discussed under the heading “Risk Factors” in the Company's most recently filed Annual Report on Form 10-K, as updated by subsequent Quarterly Reports on Form 10-Q and other reports filed with the SEC. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Investors should not place undue reliance upon forward-looking statements.

Watermark Contacts

Media Contact

Rachel Harrison Communications

wlt@wearerhc.com

Investor Relations

855-WLT-REIT (855-958-7348)

IR@watermarklodging.com

Brookfield Contacts

Kerrie McHugh

kerrie.mchugh@brookfield.com